UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 14, 2006

DynCorp International Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32869	01-0824791
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3190 Fairview Park Drive, Suite 350, Falls Church, Virginia		22042
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:  (571) 722-0210

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                  Regulation FD Disclosure.

On Tuesday, November 14, 2006, DynCorp International Inc. made a presentation to investors and analysts at the Bear Stearns SMid-Cap Investor conference in New York, NY.  A copy of the November 14, 2006 slides used in connection with the presentation are furnished in Exhibit 99.1 to this Form 8-K and are hereby incorporated by reference.  DynCorp also intends to post such slide presentation on its website (http://www.dny-intl.com).

Item 9.01.                  Financial Statements and Exhibits.

(d)          Exhibits

Exhibit Number	Description of Exhibit
99.1	Presentation Slides used at Investor Presentation at Bear Stearns SMid-Cap Conference on November 14, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DynCorp International Inc.

Date: November 14, 2006	/s/ Michael J. Thorne
Michael J. Thorne
Senior Vice President, Chief Financial Officer and Treasurer